SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 May 29, 2003
              ----------------------------------------------------
                Date of Report (date of earliest event reported)


                         Oil-Dri Corporation of America
              ----------------------------------------------------
              Exact name of registrant as specified in its charter


                                    Delaware
              ----------------------------------------------------
                 (State or other jurisdiction of incorporation)


               0-8675                                  36-2048898
     --------------------------            ---------------------------------
      Commission File Number               (IRS Employer Identification No.)


      410 North Michigan Avenue
          Chicago, Illinois                              60611
     --------------------------            ----------------------------------
(Address of principal executive offices)              (Zip Code)


                                  312-321-1515
                   ------------------------------------------
                         (Registrant's telephone number)

Item 7.  Financial Statements and Exhibits

(c) Exhibits: The following document is attached as an exhibit to this report:

Exhibit
Number          Description
---------       --------------
99              Press Release dated May 29, 2003.


Item 9.  Regulation FD Disclosure
-------
Item 12.  Results of Operations and Financial Condition
--------

On May 29, 2003, the Registrant issued a press release announcing its third quarter and nine-months results of operations. A copy of the press release is attached as Exhibit 99. This information is being provided under both Items 9 and 12, as suggested by the Commission in Release 33-8216, though it is required to be provided only under Item 12.




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Oil-Dri Corporation of America


                                     /s/ Charles P. Brissman
                                     -------------------------------------
                                     Charles P. Brissman
                                     Vice President and General Counsel

Date: June 3, 2003